UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 7, 2005 (February 1, 2005)

Axesstel, Inc.

(Exact Name of Registrant as Specified in Charter)

Nevada	001-32160	91-1982205
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6815 Flanders Drive, Suite 210, San Diego, California	92121
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (858) 625-2100

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On February 1, 2005, Axesstel, Inc. (“Axesstel”) issued a press release concerning its earnings for the quarter and full year ended December 31, 2004. On February 1, 2005, Axesstel held a conference call to discuss the contents of the earnings release. The information contained in the press release and transcript of the conference call is incorporated herein by reference and furnished as Exhibit 99.1 and Exhibit 99.2, respectively.

Item 8.01.	Other Events.

On February 4, 2005, we became aware that our current products, versions of which we have shipped since 2004, are likely beyond the scope of what is permitted by our non-exclusive license agreement for proprietary CDMA technology with Qualcomm Incorporated. Accordingly, our manufacture and sale of those products likely constitute incurable, material breaches of that license. We will likely be required to pay an additional license fee of at least $2.0 million to acquire appropriate rights to manufacture and sell our current products. It is possible that Qualcomm will terminate our current license and require us to pay up to approximately $5.0 million to acquire a new license.

In addition, for a limited period of time between 2002 and 2003, we likely were in violation of the terms of our license based upon certain activities we conducted for third parties. In the event that Qualcomm elects to exercise its remedy under the license, it is possible that the license could be terminated in its entirety. Reacquisition of license rights may require an additional expense of $5.0 million.

If Qualcomm were to assert a claim of patent infringement or breach of contract based upon our use of unlicensed technology, defense of such a claim would substantially harm our liquidity and future results of operations. In addition, if Qualcomm were to prevail in any such claim, we may be required to pay damages for past infringement of Qualcomm’s intellectual property, which could also substantially harm our liquidity and results of operations.

Item 9.01.	Financial Statements and Exhibits.

(c) Exhibits.

99.1	Press Release issued on February 1, 2005 reporting Axesstel’s financial results for the fiscal quarter and full year ended December 31, 2004.

99.2	Portions of transcript of conference call held on February 1, 2005 regarding Axesstel’s financial results for the fiscal quarter and full year ended December 31, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	February 7, 2005	Axesstel, Inc.

		By:	/s/ DAVID L. MORASH
David L. Morash
President, Chief Operating Officer and Acting Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release issued on February 1, 2005 reporting Axesstel’s financial results for the fiscal quarter and full year ended December 31, 2004.

99.2	Portions of transcript of conference call held on February 1, 2005 regarding Axesstel’s financial results for the fiscal quarter and full year ended December 31, 2004.